UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Investment Company Act file number: 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541

(Address of principal executive offices) (Zip code)

Michael B. Orkin

5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 678-533-7850

Date of fiscal year end: April 30

Date of reporting period: May 1, 2013 - October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §. 3507.

Item 1. Report to Stockholders.

A NO-LOAD MUTUAL FUND
TICKER SYMBOL: **COAGX**

CALDWELL & ORKIN®

MANAGING FOR RISK
AS WELL AS RETURN

MARKET OPPORTUNITY FUND

SEMI-ANNUAL REPORT October 31, 2013 (Unaudited)

Managed By:
C&O FUNDS ADVISOR, INC.
(800) 237-7073 or (678) 533-7850
5185 Peachtree Parkway, Suite 370
Norcross, Georgia 30092-6541

Table of Contents	Caldwell & Orkin Market Opportunity Fund
October 31, 2013

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
October 31, 2013 (Unaudited)

Investment Adviser	Shareholder Accounts
C&O Funds Advisor, Inc.	c/o ALPS Fund Services, Inc.
5185 Peachtree Parkway,	P.O. Box 46256
Suite 370	Denver, Colorado 80201
Norcross, Georgia	(800) 467-7903
30092-6541
(800) 237-7073

Dear Fellow Shareholder:

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) investment objective is to provide long term capital growth with a short term focus on capital preservation. In other words, we manage for risk as well as return. Our investment process involves the active management of the Fund’s net equity exposure with the goal of outperforming the market over a full market cycle (inclusive of both a bull cycle and a bear cycle) with less risk.

Management Discussion and Analysis

The Fund fell -4.92% in the 6-month period ended October 31, 2013. The S&P 500 Total Return Index (the Index) rose 11.14% during the same period. For the 12 months ended October 31, 2013, the Fund gained 0.74%, while the S&P 500 increased 27.18%. And, since August 24, 1992 through October 31, 2013, the Fund has generated an 8.22% compound annual return, compared to the S&P 500’s 9.24% compound annual return. Importantly, the Fund has achieved these results while maintaining a low market risk profile and with little reliance on the movement of the stock market (see pages 6, 8, 9 and 10). The Fund’s price movements have had virtually no correlation (7.51%) with the price movements of the S&P 500 as measured by R, the correlation coefficient (Statistical computations by Ned Davis Research, Inc.). Of course, past performance is no guarantee of future results.

During the period the Fund was appropriately invested in a net long position, however, a reversal in the performance of the long portfolio led to the Fund’s underperformance. A large investment in the homebuilders and building products sectors worked well in 2012 and the first quarter of 2013, but underperformed during the period under review. As this investment started to underperform the exposure was quickly reduced. From a high of 19.76% at the end of May, the combined exposure to the homebuilders and building products sectors was reduced to 3.8% by the end of July.

Due to significant amounts of monetary liquidity being pumped into the markets the environment for short selling has been hostile. Reflecting this, the Fund’s net long allocation (longs minus shorts) has been kept higher than normal. The gross long exposure decreased from 63.93% to 46.04%, averaging 50.02%. During this time period the long portfolio underperformed the Index, generating a total return of -6.05%%. The Fund’s short position decreased from 13.55% to 11.94%, averaging 13.62%. The short portfolio slightly underperformed the inverse return of the Index, generating a total return of -4.76%. Overall, the Fund’s total invested position decreased from

Semi-Annual Report | October 31, 2013	1

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
October 31, 2013 (Unaudited)

79.73% to 59.35%, averaging 64.57%. The Fund’s net invested position decreased from 50.38% net long to 34.10% net long, averaging 36.40% net long.

The decrease in the total invested position during the time period was the result of a reduction of positions in both our long and short portfolios. Our long portfolio was primarily reduced due to the lessening of exposure to homebuilders from 12.01% to 2.60%. The long portfolio is broadly diversified. At 6.01% technology is our largest long exposure. Within this group Apple Inc. (AAPL) represents our largest individual company exposure. Apple continues to benefit from robust sales of iPhones and iPads. Though these product cycles are maturing, the company is reinvesting its ample cash into new product development and is returning cash to shareholders. Our combined exposure to homebuilders and building products (our second largest long exposure) is 5.70%, down from 19.15%. We slightly increased our exposure to building products retail companies from 4.08% to 5.06%. These companies are benefitting from increased consumer spending on home remodeling and improved management as home prices have rebounded following four years of weakness. Many consumers again have equity in their homes and are spending on neglected home improvements. We also increased our Aerospace exposure from 1.13% to 4.43%. The aerospace industry is benefitting from a new product cycle that is coinciding with an aging fleet in need of replacement.

On the short side of the portfolio we slightly decreased our exposure to for-profit education companies for risk control purposes. The negative fundamental headwinds facing the industry (regulatory supervision, enrollment growth, etc.) remain and in many cases are getting worse. Our next largest short sector exposure is to specialty retail companies.

During the period all of our 10 biggest winners were longs. Gains in The Blackstone Group LP (BX) led the way as the company benefitted from solid asset management performance and the monetization of privately held companies. Five of our 10 biggest winners were equities or options positions in companies in the homebuilding industry or in related industries. The Fund also had gains in Lions Gate Entertainment Corporation (LGF). Lions Gate is benefitting from a string of successful television shows and movies. Spirit Aerosystems Holdings, Inc. (SPR), EOG Resources, Inc. (EOG) and Skechers USA, Inc. (SKX) rounded out our ten best performers.

Three out of five of our biggest losers were longs. Two of these longs were homebuilders Lennar Corporation (LEN) and Toll Brothers, Inc. (TOL). Investors worried that the dramatic increase in interest rates during the period would curtail housing affordability, stalling out the housing market recovery. While home sales have slowed, they remain above 2012 levels and builder profitability has improved. Still the equities did not perform well. The other long holding in our worst five performers was CMS Energy Corporation (CMS). CMS is a utility company based in Michigan. The dividend that CMS and other utilities pay was looked at less favorably as interest rates rose.

Outlook

The Federal Reserve’s open-ended purchases of financial assets have, since their inception, been the primary driver of equity market performance. Over the next six months the Fed, led by newly appointed Chairwoman Janet Yellen, is likely to begin the tapering of these asset purchases. Earlier this year, fears over the impact of such a tapering helped lead to a doubling of ten-year Treasury

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Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
October 31, 2013 (Unaudited)

rates and a subsequent tightening of financial market conditions. As a result, the Fed balked and delayed action.

The Fed is promising that any reduction in asset purchases will be gradual while emphasizing that it plans to hold the Fed funds policy rate very low for a long time. Perhaps the Fed will be successful in taming the market’s reaction to the coming taper, though risks remain.

Specifically, corporations and the federal government now hold record amounts of leverage on their balance sheets. While consumers have reduced their leverage, it remains at elevated levels. This leverage increases the economy’s sensitivity to interest rates. Historically, a 3.0% rate on the ten-year Treasury is not high. However, it was high enough to impede the recovery in the housing market.

If interest rates remain tame, the equity markets will likely absorb tapering in stride, continuing their 2013 advance. However, if interest rates move higher as a result of tapering we would anticipate a return of equity market volatility and downside risk.

Markets move in cycles. In managing the Fund, we strive to outperform over the course of a full market cycle, which includes both bull and bear market phases. Ned Davis Research, Inc. (“NDR”) has computed what they consider to be bull and bear market cycles for the S&P 500. Most of their definition focuses on a 20% market move in either direction. We present the NDR data for your review:

Bull Market Phase
Start Date	MOF	S&P
8/24/1992*	210.84%	230.03%
8/31/1998	6.14%	62.88%
9/21/2001	-5.72%	22.00%
10/9/2002	16.86%	119.38%

Bear Market Phase
Start Date**	MOF	S&P
7/17/1998	4.02%	-19.19%
9/1/2000	15.10%	-35.71%
3/19/2002	10.02%	-33.01%
10/9/2007	-0.61%	-55.26%

Full Market Cycle
End Date***	MOF	S&P
8/31/1998	223.35%	166.69%
9/21/2001	22.17%	4.72%
10/9/2002	3.73%	-18.27%
3/9/2009	16.14%	-1.85%

*	The first bull market phase began 10/11/1990, but the table begins with 8/24/1992, which coincides with commencement of active management of the Caldwell & Orkin Market Opportunity Fund.
**	The bear market start date is the bull market’s end date.
***	A full market cycle runs from the bull market start date to the full market cycle end date.

Sincerely,

Michael B. Orkin, CFA

Portfolio Manager and Chief Investment Officer

Semi-Annual Report | October 31, 2013	3

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
October 31, 2013 (Unaudited)

Disclosure

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Our philosophy in managing the Fund is to focus on risk as well as return. We use active asset allocation - the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and attempting to replace the borrowed securities in the future at a lower price), options, bonds and cash equivalents - to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). The Fund may hold up to 60% of its net assets in short positions at any time and also invest in options. Short positions and put options are employed with the intent of making money when those stocks we judge to be mispriced fall. When we use short positions or put options, the Fund’s portfolio is considered to be “hedged,” so that it is not fully exposed to the price movements and volatility of the broader market. Our asset allocation determinations are primarily based on our perception of risk in the marketplace. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

The Fund’s disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover. High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. Higher turnover may also result in higher brokerage costs for the Fund. The Fund’s turnover rate will typically exceed 100% per year, and will not be a limiting factor when we deem change appropriate. Fund holdings, industry and asset allocations are subject to change without notice. The Fund may or may not have a position in any of the companies mentioned in this commentary as of the date of this report.

An investment in the Fund involves risk, including the loss of principal. Additionally, there are certain risks inherent in investing in the Fund, including market risk, short sale risk, interest rate risk, business risk, small company risk, market valuation risk, political risk, and portfolio turnover risk. For a complete discussion of these risks, you may request a copy of the Fund’s prospectus by calling 800-237-7073. The Fund uses aggressive investment strategies (including short positions and options) that have the potential for yielding high returns; however, these strategies may also result in losses. Stocks sold short have unlimited risk. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Options are not suitable for all investors.

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return Index.

Distributed by ALPS Distributors, Inc., Member FINRA/SIPC

1290 Broadway, Suite 1100, Denver, CO 80203

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Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
October 31, 2013 (Unaudited)

Statistical Risk Definitions:

Correlation Coefficient (R): R is a statistical measure of correlation. In this report, R is a measurement of investment risk that indicates how closely performance is linked to the broad market – it quantifies the degree to which a fund’s performance correlates with the performance of a benchmark. R can vary between 100% (perfect positive correlation) and –100% (perfect negative correlation). 0% represents no correlation. An R of 100% means that all movements of a fund are fully explained by movements in its benchmark index. Conversely, a low R indicates that very few of the fund’s movements are explained by movements in its benchmark index, and a negative R indicates a fund’s movements are inversely correlated with its benchmark index.

Coefficient of Determination (R-Square): R-Square, also represented as R2, is another measurement of investment risk that quantifies the degree to which a fund’s performance correlates with the performance of its benchmark index. R-Square is calculated by multiplying the Correlation Coefficient (R) by itself, and is therefore always positive. R-Square can vary between 0% (no correlation) and 100% (perfect correlation). The higher the value of R-Square, the greater the degree of correlation between the fund and its benchmark index. R-squared does not take into account the direction of the correlation (positive or negative), therefore R-Squared is not able to reflect inverse correlation between a fund and its benchmark index.

Beta: A measure of a fund’s sensitivity to market movements. Usually the higher betas represent riskier investments. When correlation is low, beta has minimal, if any, significance.

Standard deviation: A statistical measure of dispersion about an average, indicating the volatility of a fund’s total returns.

Sharpe Ratio: The Sharpe Ratio is calculated by subtracting the risk-free (T-bill) rate of return from a portfolio’s total return and then dividing this by its standard deviation. The resulting fraction can be thought of as return per unit of risk. The higher a portfolio’s Sharpe Ratio, the better the risk-adjusted performance.

Semi-variance: A measure of a fund’s downside (negative return) volatility relative to a benchmark. Lower numbers are associated with less risk.

Index Definition:

S&P 500 Total Return Index: The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

Semi-Annual Report | October 31, 2013	5

Caldwell & Orkin Market Opportunity Fund	Performance Summary
October 31, 2013 (Unaudited)

Fiscal Year Ended April 30, 2013	C&O Market Opportunity Fund(1)	S&P 500 Total Return Index(2)
1993*	15.09%	9.24%
1993**	21.09%	9.18%
1994	16.48%	5.32%
1995	-2.28%	17.47%
1996	31.80%	30.21%
1997	23.24%	25.13%
1998	25.77%	41.07%
1999	19.43%	21.82%
2000	-0.02%	10.13%
2001	11.43%	-12.97%
2002	1.88%	-12.63%

Total Return Through October 31, 2013
6 months ended	-4.92%	11.14%
12 months ended	0.74%	27.18%
Since 8/24/92(3)	433.55%	551.75%

Fiscal Year Ended April 30, 2013	C&O Market Opportunity Fund(1)	S&P 500 Total Return Index(2)
2003	1.12%	-13.31%
2004	-3.55%	22.88%
2005	-0.17%	6.34%
2006	-2.74%	15.42%
2007	15.31%	15.24%
2008	17.92%	-4.68%
2009	4.73%	-35.31%
2010	-7.40%	38.84%
2011	0.41%	17.22%
2012	4.95%	4.76%
2013	11.72%	16.89%

Average Annual Returns Through October 31, 2013
One Year	0.74%	27.18%
Three Years	4.30%	16.56%
Five Years	1.14%	15.17%
Ten Years	3.61%	7.46%
Fifteen Years	3.45%	5.10%
Twenty Years	6.98%	8.93%
Since 8/24/92(3)	8.22%	9.24%

Total annualized Fund operating expenses for the Fund’s fiscal year ended April 30, 2013 were 1.99%, or 1.27% before interest expenses and dividend expenses related to short sales. These figures exclude Acquired Fund Fees and Expenses of 0.04%. Additional information about the Fund’s fees and expenses is available in the Fund’s prospectus.

Net Asset Allocation

October 31, 2013†

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Caldwell & Orkin Market Opportunity Fund	Performance Summary
October 31, 2013 (Unaudited)

Net Asset Allocation

April 30, 2013†

[1]

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-377-7073 or visit www.caldwellorkinfunds.com for current month-end performance. The Fund’s performance assumes the reinvestment of dividends and capital gains, if any. Fund holdings, industry and asset allocations are subject to change without notice. The Fund may or may not have a position in any of the companies mentioned in this report as of the date of this report. See additional important disclosures on pages 4 and 5.

[2]

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return index. The S&P 500 Total Return index is a widely recognized unmanaged index of 500 common stock prices adjusted to reflect the reinvestment of dividends and distributions. You may not invest directly in an index.

[3]

Effective August 24, 1992, the Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

†	As a percentage of net assets plus the absolute value of securities sold short.
*	For the full fiscal year ended April 30, 1993.
**	From August 24, 1992 through April 30, 1993 - the portion of the year using the active investment management style of C&O Funds Advisor, Inc., the manager of the Fund.

Semi-Annual Report | October 31, 2013	7

Caldwell & Orkin Market Opportunity Fund	Statistical Risk Profile
October 31, 2013 (Unaudited)

Ten Worst S&P 500 Total Return Days
Date	C&O MOF	S&P 500	Variance
10/15/2008	-1.47%	-9.02%	7.55%	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index on all ten of the ten worst days, and was positive on two of the ten days.
12/1/2008	-1.58%	-8.92%	7.34%
9/29/2008	-0.37%	-8.78%	8.41%
10/9/2008	-2.12%	-7.61%	5.49%
10/27/1997	-1.60%	-6.89%	5.29%
8/31/1998	0.42%	-6.79%	7.21%
11/20/2008	0.23%	-6.70%	6.93%
8/8/2011	-0.63%	-6.66%	6.03%
11/19/2008	-0.28%	-6.10%	5.82%
10/22/2008	-1.11%	-6.09%	4.98%

Ten Worst S&P 500 Total Return Weeks
Week Ending	C&O MOF	S&P 500	Variance	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index in all ten of the ten worst weeks, and was positive in seven of those weeks.
10/10/2008	-2.71%	-18.14%	15.43%
9/21/2001	1.63%	-11.57%	13.20%
4/14/2000	4.51%	-10.52%	15.03%
10/3/2008	1.83%	-9.33%	11.16%
11/21/2008	0.56%	-8.33%	8.89%
7/19/2002	0.65%	-7.96%	8.61%
8/5/2011	-0.77%	-7.15%	6.38%
3/6/2009	-0.88%	-6.96%	6.08%
7/12/2002	1.01%	-6.81%	7.82%
2/20/2009	0.20%	-6.80%	7.00%

Ten Worst S&P 500 Total Return Months
Month	C&O MOF	S&P 500	Variance	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index in all ten of the ten worst months, and was positive in seven of those months.
10/31/2008	3.42%	-16.74%	20.16%
8/31/1998	3.12%	-14.46%	17.58%
9/30/2002	2.10%	-10.86%	12.96%
2/28/2009	0.30%	-10.71%	11.01%
2/28/2001	4.78%	-9.13%	13.91%
9/30/2008	-0.42%	-8.89%	8.47%
6/30/2008	4.84%	-8.43%	13.27%
1/31/2009	-0.73%	-8.30%	7.57%
9/30/2001	3.29%	-8.06%	11.35%
5/31/2010	-2.55%	-8.04%	5.49%

Short selling began May 2, 1994. Past performance is no guarantee of future results. See additional important disclosures on pages 4 and 5. Computations by Ned Davis Research, Inc.

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Caldwell & Orkin Market Opportunity Fund	Statistical Risk Profile
October 31, 2013 (Unaudited)

Ten Worst Drawdowns
Caldwell & Orkin Market Opportunity Fund			S&P 500 Total Return Index

Date Range	C&O MOF	S&P 500	Date Range	C&O MOF	S&P 500
01/17/2008 - 05/07/2010	-15.71%	-11.68%	10/09/2007 - 03/09/2009	-0.61%	-55.26%
04/12/1999 - 11/23/1999	-13.24%	4.23%	03/24/2000 - 10/09/2002	28.57%	-47.41%
10/09/2002 - 05/25/2006	-13.12%	74.17%	07/17/1998 - 08/31/1998	4.02%	-19.19%
05/17/2013 - 10/09/2013	-9.22%	0.12%	04/29/2011 - 10/03/2011	0.47%	-18.72%
05/26/2000 - 06/07/2000	-8.15%	6.81%	04/23/2010 - 07/02/2010	-1.52%	-15.67%
12/29/2000 - 01/19/2001	-8.06%	1.75%	11/27/2002 - 03/11/2003	2.19%	-14.28%
04/04/2001 - 03/11/2002	-7.98%	7.22%	07/16/1999 - 10/15/1999	-0.45%	-11.78%
03/15/1993 - 04/26/1993	-7.83%	-3.65%	10/07/1997 - 10/27/1997	0.18%	-10.74%
03/18/1994 - 02/03/1995	-7.68%	4.21%	09/23/1998 - 10/08/1998	2.02%	-9.94%
04/10/2007 - 05/24/2007	-7.14%	4.31%	04/02/2012 - 06/01/2012	-1.27%	-9.63%

Statistical Risk Measurements 8/24/1992 through 10/31/13 (daily data)

	C&O MOF	S&P 500
Coefficient of Determination (R-Square)	0.56%	100.00%
Correlation Coefficient “R”	7.51%	100.00%
Beta	0.033	1.000
Standard Deviation	0.524	1.188
Sharpe Ratio	0.63	0.40
Semi-Variance	0.13	0.69

Performance During the Last Three Market Downturns of 20% or More

	C&O MOF	S&P 500
01/06/2009 - 03/09/2009	-3.42%	-27.19%
10/09/2007 - 11/20/2008	1.80%	-50.73%
01/04/2002 - 10/09/2002	7.25%	-32.95%

Short selling began May 2, 1994. Past performance is no guarantee of future results. See additional important disclosures on pages 4 and 5. Computations by Ned Davis Research, Inc.

Semi-Annual Report | October 31, 2013	9

Caldwell & Orkin Market Opportunity Fund	Growth of $10,000
October 31, 2013 (Unaudited)

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 Total Return Index

Since Commencement of Active Style of Investment Management Results of a Hypothetical $10,000 Investment August 24, 1992 through October 31, 2013.

Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on pages 4 and 5.

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Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses
October 31, 2013 (Unaudited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, May 1, 2013 through October 31, 2013. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report | October 31, 2013	11

Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses
October 31, 2013 (Unaudited)

	Beginning Account Value 05/01/2013	Ending Account Value 10/31/2013	Expense Ratio[1]	Expenses Paid During Period[2]
Actual[3]	$1,000.00	$950.80	1.69%	$8.31
Hypothetical (5% return before expenses)[4]	$1,000.00	$1,016.69	1.69%	$8.59

[1]	The annualized expense ratio reflects actual expenses from the Fund from May 1, 2013 through October 31, 2013, as a percentage of average net assets for that period.
[2]

Expenses are equal to the Caldwell & Orkin Market Opportunity Fund’s annualized expense ratio of 1.69% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365 (to reflect the half-year period.)

[3]	Excluding interest expense and dividend expense from short positions, your actual cost of investment in the Fund would be $6.20.
[4]	Excluding interest expense and dividend expense from short positions, your hypothetical cost of investment in the Fund would be $6.41.

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Caldwell & Orkin Market Opportunity Fund	Sector Diversification
October 31, 2013 (Unaudited)

The following table presents the Caldwell & Orkin Market Opportunity Fund’s 10/31/2013 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

	Long	Short	Total (1)	Net (2)
Retail - Building Products	4.01%		4.01%	4.01%
Oil & Gas Companies - Exploration & Production	2.81%		2.81%	2.81%
Diversified Manufacturing Operations	2.73%		2.73%	2.73%
Electric - Integrated	2.66%		2.66%	2.66%
Building - Residential /Commercial	2.34%		2.34%	2.34%
Computers	2.31%		2.31%	2.31%
Retail - Apparel/Shoe	3.71%	-1.52%	5.23%	2.19%
Pipelines	2.01%		2.01%	2.01%
Aerospace/Defense	1.69%		1.69%	1.69%
Building & Construction Products - Miscellaneous	1.52%		1.52%	1.52%
Automotive - Cars/Light Trucks	1.41%		1.41%	1.41%
Food - Confectionery	1.18%		1.18%	1.18%
Retail - Restaurants	1.15%		1.15%	1.15%
Aerospace/Defense - Equipment	1.12%		1.12%	1.12%
Independent Power Producer	1.12%		1.12%	1.12%
Internet Content - Entertainment	1.08%		1.08%	1.08%
Coatings/Paint	1.06%		1.06%	1.06%
Metal - Diversified	1.05%		1.05%	1.05%
Finance - Consumer Loans	1.04%		1.04%	1.04%
Motion Pictures & Services	1.03%		1.03%	1.03%
Reinsurance	1.03%		1.03%	1.03%
Electronic Components - Semiconductors	1.02%		1.02%	1.02%
Automotive - Truck Parts & Equipment	0.63%		0.63%	0.63%
Apparel Manufacturers	0.54%		0.54%	0.54%
Multi-Media	0.54%		0.54%	0.54%
Engines - Internal Combustion	0.52%		0.52%	0.52%
Financial Guarantee Insurance	0.52%		0.52%	0.52%
Textile - Home Furnishings	0.51%		0.51%	0.51%
Web Portals/ISP	0.50%		0.50%	0.50%
Electric Forms	0.38%		0.38%	0.38%
Enterprise Software/Services	0.33%		0.33%	0.33%
Transportation - Rail	0.30%		0.30%	0.30%
Telecommunication Equipment.	0.24%		0.24%	0.24%
Medical Information Systems	0.23%		0.23%	0.23%
Private Equity	0.19%		0.19%	0.19%
Computers - Integrated Systems		0.00%*	0.00%*	0.00%*
Cosmetics & Toiletries	0.00%*		0.00%*	0.00%*
Medical - Hospitals	0.00%*		0.00%*	0.00%*
Commercial Banks Non - U.S.		-0.00%*	-0.00%*	-0.00%*
Commercial Services		-0.09%	0.09%	-0.09%
Property/Casualty Insurance		-0.14%	0.14%	-0.14%

Semi-Annual Report | October 31, 2013	13

Caldwell & Orkin Market Opportunity Fund	Sector Diversification
October 31, 2013 (Unaudited)

	Long	Short	Total (1)	Net (2)
Toys		-0.18%	0.18%	-0.18%
E-Commerce/Services		-0.19%	0.19%	-0.19%
Retail - Appliances		-0.26%	0.26%	-0.26%
E-Commerce/Products		-0.43%	0.43%	-0.43%
Retail - Vitamins/Nutritional Supplements		-0.48%	0.48%	-0.48%
Medical Instruments		-0.51%	0.51%	-0.51%
Retail - Automobile		-0.53%	0.53%	-0.53%
Transportation - Services		-0.61%	0.61%	-0.61%
Beverages - Non-Alcoholic	0.52%	-1.28%	1.80%	-0.76%
Home Furnishings		-0.90%	0.90%	-0.90%
Security Services		-1.13%	1.13%	-1.13%
Schools		-2.70%	2.70%	-2.70%
Subtotal Common Stocks (long & short positions)	45.03%	-10.95%	55.69%	34.08%

Exchange Traded Fund - Emerging Country Funds	1.05%		1.05%	1.05%
Exchange Traded Fund - Emerging Country Funds		-1.01%	1.01%	-1.01%
Subtotal Exchange-Traded Funds (long & short positions)	1.05%	-1.01%	2.06%	0.04%

Subtotal Equities (long & short positions)	46.08%	-11.96%	57.75%	33.33%

Call Options	0.99%		0.99%
Put Options	0.38%		0.38%
Other Assets less Liabilities	40.59%		40.59%
Total Portfolio Holdings	88.04%	-11.96%	100.00%

*	Less than 0.005% of net assets.

(1)	Total exposure is Long exposure plus the absolute value of the Short exposure.

(2)	Net exposure is Long exposure less Short exposure.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2013 (Unaudited)

	Shares	Value (Note 1)

LONG INVESTMENTS (47.45%)
COMMON STOCKS (45.03%)
Aerospace/Defense (1.69%)
The Boeing Co.	20,000	$2,610,000
Spirit Aerosystems Holdings, Inc. - Class A1	50,200	1,339,838

		3,949,838

Aerospace/Defense - Equipment (1.12%)
B/E Aerospace, Inc.[1]	32,200	2,613,352

Apparel Manufacturers (0.54%)
Michael Kors Holdings, Ltd.[1]	16,500	1,269,675

Auto - Cars/Light Trucks (1.41%)
Ford Motor Co.	118,300	2,024,113
General Motors Co.[1]	34,500	1,274,775

		3,298,888

Auto/Truck Parts & Equipment - Original (0.63%)
BorgWarner, Inc.	5,000	515,650
Delphi Automotive PLC	16,700	955,240

		1,470,890

Beverages - Non - Alcoholic (0.52%)
PepsiCo, Inc.	14,500	1,219,305

Building - Residential/Commercial (2.34%)
Lennar Corp. - Class A	35,100	1,247,805
Meritage Homes Corp.[1]	25,700	1,166,523
Toll Brothers, Inc.[1]	52,200	1,716,336
William Lyon Homes - Class A1	57,400	1,329,958

		5,460,622

Building & Construction Products - Miscellaneous (1.52%)
Fortune Brands Home & Security, Inc.	82,300	3,545,484

Coatings/Paint (1.06%)
The Sherwin-Williams Co.	13,100	2,462,800

Computers (2.31%)
Apple, Inc.	10,300	5,380,205

Semi-Annual Report | October 31, 2013	15

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2013 (Unaudited)

	Shares	Value (Note 1)

Cosmetics & Toiletries (0.00%)†
The Estee Lauder Cos., Inc. - Class A	100	$7,096

Diversified Manufacturing Operations (2.73%)
Barnes Group, Inc.	40,300	1,432,262
Eaton Corp. PLC	70,100	4,946,256

		6,378,518

Electric - Integrated (2.66%)
CMS Energy Corp.	47,100	1,293,366
Northeast Utilities	114,500	4,910,905

		6,204,271

Electronic Components - Semiconductors (1.02%)
ARM Holdings PLC, Sponsored ADR	24,500	1,156,155
Avago Technologies, Ltd.	26,700	1,212,981

		2,369,136

Electronic Forms (0.38%)
Adobe Systems, Inc.[1]	16,400	888,880

Engines - Internal Combustion (0.52%)
Cummins, Inc.	9,500	1,206,690

Enterprise Software/Services (0.33%)
Guidewire Software, Inc.[1]	15,100	765,872

Finance - Consumer Loans (1.04%)
SLM Corp.	95,700	2,427,909

Financial Guarantee Insurance (0.52%)
MGIC Investment Corp.[1]	149,400	1,216,116

Food - Confectionery (1.18%)
The Hershey Co.	27,800	2,758,872

Independent Power Producer (1.12%)
NRG Energy, Inc.	91,500	2,610,495

Internet Content - Entertainment (1.08%)
Facebook, Inc. - Class A1	49,900	2,507,974

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2013 (Unaudited)

	Shares	Value (Note 1)

Medical - Hospitals (0.00%)†
HCA Holdings, Inc.	100	$4,714

Medical Information Systems (0.23%)
Medidata Solutions, Inc.[1]	4,900	540,519

Metal - Diversified (1.05%)
Precision Castparts Corp.	9,700	2,458,465

Motion Pictures & Services (1.03%)
Lions Gate Entertainment Corp.[1]	69,200	2,392,936

Multi - Media (0.54%)
Twenty-First Century Fox, Inc. - Class A	36,600	1,247,328

Oil & Gas Companies - Exploration & Production (2.81%)
Cimarex Energy Co.	12,300	1,295,805
Devon Energy Corp.	20,400	1,289,688
EOG Resources, Inc.	6,500	1,159,600
Pioneer Natural Resources Co.	13,700	2,805,486

		6,550,579

Pipelines (2.01%)
Kinder Morgan, Inc.	66,400	2,344,584
Plains All American Pipeline LP	45,600	2,335,632

		4,680,216

Private Equity (0.19%)
Blackstone Group LP	16,900	444,132
KKR & Co. LP	100	2,195

		446,327

Reinsurance (1.03%)
Berkshire Hathaway, Inc. - Class B1	20,900	2,405,172

Retail - Apparel/Shoe (3.71%)
Deckers Outdoor Corp.[1]	18,600	1,280,238
NIKE, Inc. - Class B	66,100	5,007,736
Skechers U.S.A., Inc. - Class A1	81,500	2,374,910

		8,662,884

Retail - Building Products (4.01%)
Home Depot, Inc.	63,700	4,961,593

Semi-Annual Report | October 31, 2013	17

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2013 (Unaudited)

	Shares	Value (Note 1)

Retail - Building Products (continued)
Lowe’s Cos., Inc.	88,400	$4,400,552

		9,362,145

Retail - Restaurants (1.15%)
Starbucks Corp.	33,100	2,682,755

Telecommunication Equipment (0.24%)
Finisar Corp.[1]	24,100	554,541

Textile - Home Furnishings (0.51%)
Mohawk Industries, Inc.[1]	8,900	1,178,538

Transportation - Rail (0.30%)
Kansas City Southern	5,800	704,816

Web Portals/Internet Service Providers (0.50%)
AOL, Inc.	31,900	1,156,056

TOTAL COMMON STOCKS
(Cost $96,499,117)		105,040,879

EXCHANGE-TRADED FUNDS (1.05%)
Emerging Country Exchange-Traded Funds (1.05%)
iShares® MSCI Mexico Capped Investable Market Index Fund	37,400	2,444,464

TOTAL EXCHANGE-TRADED FUNDS (Cost $2,464,879)		2,444,464

	Expiration Date	Exercise Price	Number of Contracts	Value (Note 1)

PURCHASED OPTIONS (1.37%)
PURCHASED CALL OPTIONS (0.99%)
American Eagle Outfitters, Inc.	November, 2013	$20.00	1,997	9,985
Apple, Inc.	January, 2014	490.00	215	924,500
Facebook, Inc. - Class A	January, 2014	48.00	1,105	561,340
Finisar Corp.	December, 2013	24.00	1,285	192,750
Lennar Corp. - Class A	January, 2014	35.00	460	125,580
PulteGroup, Inc.	January, 2014	19.00	900	66,600
Skechers U.S.A., Inc. - Class A	January, 2014	27.00	696	205,320

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2013 (Unaudited)

	Expiration Date	Exercise Price	Number of Contracts	Value (Note 1)

PURCHASED CALL OPTIONS (continued)
Standard Pacific Corp.	January, 2014	$8.00	1,650	$99,000
Toll Brothers, Inc.	January, 2014	33.00	575	117,875

TOTAL PURCHASED CALL OPTIONS
(Cost $3,008,804)				2,302,950

PURCHASED PUT OPTIONS (0.38%)
Apollo Group, Inc.	May, 2014	26.00	340	102,000
BlackBerry, Ltd.	January, 2014	8.00	380	33,060
Community Health Systems, Inc.	December, 2013	43.00	900	138,600
Herbalife, Ltd.	January, 2014	65.00	320	227,200
ITT Educational Services, Inc.	April, 2014	35.00	150	60,000
Powershares QQQ Trust Series 1	December, 2013	83.00	570	107,730
SPDR® S&P 500® ETF Trust	December, 2013	175.00	710	220,100

TOTAL PURCHASED PUT OPTIONS
(Cost $1,152,122)				888,690

TOTAL PURCHASED OPTIONS
(Cost $4,160,926)				3,191,640

TOTAL LONG INVESTMENTS
(Cost $103,124,922)				110,676,983

	7-Day Yield		Shares	Value (Note 1)

SHORT TERM INVESTMENTS (49.45%)
MONEY MARKET FUNDS[2]
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0.00% [3]		115,334,683	115,334,683

TOTAL SHORT TERM INVESTMENTS
(Cost $115,334,683)				115,334,683

TOTAL INVESTMENTS - (96.90%)
(Cost $218,459,605)				$226,011,666

Assets in Excess of Other Liabilities (3.10%)				7,239,213

NET ASSETS (100.00%)				$233,250,879

Semi-Annual Report | October 31, 2013	19

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2013 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value (Note 1)

COMMON STOCKS (-10.95%)
Beverages - Non - Alcoholic (-1.28%)
Green Mountain Coffee Roasters, Inc.	(31,500)	$(1,978,515)
Monster Beverage Corp.	(17,600)	(1,007,248)

		(2,985,763)

Commercial Banks Non - U.S. (-0.00%) †
Bancolombia SA, Sponsored ADR	(100)	(5,613)

Commercial Services (-0.09%)
HMS Holdings Corp.	(9,600)	(202,848)

Computers - Integrated Systems (-0.00%)†
Teradata Corp.	(100)	(4,407)

E - Commerce/Products (-0.43%)
MercadoLibre, Inc.	(7,400)	(996,299)

E - Commerce/Services (-0.19%)
Angie’s List, Inc.	(32,000)	(450,880)

Home Furnishings (-0.90%)
Tempur Sealy International, Inc.	(54,600)	(2,093,910)

Medical Instruments (-0.51%)
Intuitive Surgical, Inc.	(3,200)	(1,188,800)

Property/Casualty Insurance (-0.14%)
Amtrust Financial Services, Inc.	(8,690)	(333,348)

Retail - Apparel/Shoe (-1.52%)
Coach, Inc.	(100)	(5,068)
Crocs, Inc.	(180,200)	(2,194,836)
Guess?, Inc.	(24,300)	(759,375)
Wolverine World Wide, Inc.	(10,200)	(588,948)

		(3,548,227)

Retail - Appliances (-0.26%)
Conn’s, Inc.	(10,000)	(604,400)

Retail - Automobile (-0.53%)
Group 1 Automotive, Inc.	(10,200)	(652,800)

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2013 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value (Note 1)

Retail - Automobile (continued)
Sonic Automotive, Inc. - Class A	(26,200)	$(583,736)

		(1,236,536)

Retail - Vitamins/Nutritional Supplements (-0.48%)
Vitamin Shoppe, Inc.	(23,900)	(1,121,149)

Schools (-2.70%)
American Public Education, Inc.	(19,000)	(760,570)
Bridgepoint Education, Inc.	(42,800)	(838,880)
Career Education Corp.	(247,000)	(1,353,560)
Corinthian Colleges, Inc.	(291,600)	(624,024)
DeVry, Inc.	(100)	(3,590)
ITT Educational Services, Inc.	(35,100)	(1,408,212)
Strayer Education, Inc.	(33,100)	(1,308,443)

		(6,297,279)

Security Services (-1.13%)
The ADT Corp.	(60,600)	(2,628,222)

Toys (-0.18%)
LeapFrog Enterprises, Inc.	(49,200)	(421,152)

Transportation - Services (-0.61%)
C.H. Robinson Worldwide, Inc.	(23,700)	(1,415,838)

TOTAL COMMON STOCKS
(Proceeds $27,884,955)		(25,534,671)

EXCHANGE-TRADED FUNDS (-1.01%)
Emerging Country Exchange-Traded Funds (-1.01%)
iShares® MSCI Brazil Index Fund	(23,500)	(1,178,525)
iShares® MSCI Turkey Index Fund	(20,400)	(1,177,692)

		(2,356,217)

TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,337,470)		(2,356,217)

TOTAL SECURITIES SOLD SHORT
(Proceeds $30,222,425)		$(27,890,888)

Semi-Annual Report | October 31, 2013	21

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2013 (Unaudited)

†	Less than 0.005% of net assets.
[1]	Non-Income Producing Security.
[2]	A portion of the Money Market Fund assets are held as collateral for short sales activity.
[3]	Amount represents less than 0.005%.

Common Abbreviations:

ADR - American Depositary Receipts

ETF - Exchange-Traded Fund

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

S&P - Standard and Poor’s

SA - Generally designates corporations in various countries, mostly those employing the civil law

SPDR - Standard and Poor’s Depositary Receipt

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Statement of Assets & Liabilities
October 31, 2013 (Unaudited)

ASSETS
Investments at value (cost $218,459,605)	$226,011,666
Deposits with brokers for securities sold short	35,788,961
Receivables:
Investment securities sold	5,927,521
Dividends	142,032
Capital shares sold	202,296
Other assets	45,854

Total Assets	268,118,330

LIABILITIES
Securities sold short, not yet purchased (proceeds $30,222,425)	27,890,888
Payables:
Investment securities purchased	6,065,978
Capital shares redeemed	595,988
Dividends payable - short sales	19,215
Investment advisory fee	200,559
Accrued expenses and other liabilities	94,823

Total Liabilities	34,867,451

Net Assets	$233,250,879

COMPOSITION OF NET ASSETS
Paid-in capital applicable to 10,682,064 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	$222,716,186
Undistributed net investment loss	(1,112,944)
Accumulated net realized gain on investments and securities sold short	1,764,039
Net unrealized appreciation of investments and securities sold short	9,883,598

$233,250,879

NET ASSET VALUE AND OFFERING/REDEMPTION PRICE PER SHARE	$21.84

See accompanying notes to financial statements.

Semi-Annual Report | October 31, 2013	23

Caldwell & Orkin Market Opportunity Fund	Statement of Operations
For the Six Months Ended October 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $28,251)	$1,288,993

Total Investment Income	1,288,993

EXPENSES
Investment advisory fees (Note 2)	1,237,188
Interest expense	355,323
Dividend expense on securities sold short	169,458
Transfer agent fees	85,711
Administration and accounting fees (Note 2)	84,167
Professional fees	45,732
Directors’ fees and expenses	32,369
Insurance expense	32,303
Custodian fees	17,036
Blue sky servicing fees	16,924
Chief compliance officer expense	13,316
Shareholder report printing	6,508
Other expenses	8,596

Total Expenses before waiver	2,104,631
Less fees waived by Administrator (Note 2)	(15,123)

Total net expenses	2,089,508

Net Investment Loss	(800,515)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	20,255,070
Net realized loss on securities sold short	(7,649,599)
Change in unrealized depreciation on investments	(22,437,918)
Change in unrealized depreciation on securities sold short	(1,990,019)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SECURITIES SOLD SHORT	(11,822,466)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,622,981)

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2013 (Unaudited)	For the Year Ended April 30, 2013

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(800,515)	$(2,174,136)
Net realized gain on investments and securities sold short	12,605,471	21,766,866
Change in net unrealized appreciation/(depreciation) of investments and securities sold short	(24,427,937)	8,067,595

	(12,622,981)	27,660,325

DECREASE IN NET ASSETS FROM COMMON STOCK TRANSACTIONS:
Net proceeds from sale of shares	19,744,518	47,493,893
Cost of shares redeemed	(34,826,583)	(66,216,547)
Redemption fee proceeds (Note 1)	40,084	71,124

Net decrease in net assets resulting from capital share transactions	(15,041,981)	(18,651,530)

INCREASE/(DECREASE) IN NET ASSETS	(27,664,962)	9,008,795

NET ASSETS
Beginning of period	260,915,841	251,907,046

End of period (including undistributed net investment loss of $(1,112,944) and $(312,429), respectively)	$233,250,879	$260,915,841

See accompanying notes to financial statements.

Semi-Annual Report | October 31, 2013	25

Caldwell & Orkin Market Opportunity Fund	Financial Highlights

For a capital share outstanding throughout each period.

	For the Six Months Ended October 31, 2013 (Unaudited)	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009

PER SHARE DATA:
Net asset value, beginning of period	$22.97	$20.56	$19.59	$19.51	$21.24	$21.40
Income/(loss) from investment operations:
Net Investment income/(loss)	(0.08)	(0.20)	(0.28)	(0.30)	(0.16)	0.01
Net realized and unrealized gain/(loss) on investments	(1.05)	2.60	1.24	0.36	(1.43)	0.94

Total from Investment Operations	(1.13)	2.40	0.96	0.06	(1.59)	0.95

LESS DISTRIBUTIONS:
From net investment income	–	–	–	–	–	(0.12)
From net realized gain on investments	–	–	–	–	(0.16)	(1.02)

Total Distributions	–	–	–	–	(0.16)	(1.14)

Redemption fee proceeds	0.00(1)	0.01	0.01	0.02	0.02	0.03

Net asset value, end of period	$21.84	$22.97	$20.56	$19.59	$19.51	$21.24

Total Return	(4.92%)(2)	11.72%	4.95%	0.41%	(7.40%)	4.73%

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Financial Highlights

For a capital share outstanding throughout each period.

	For the Six Months Ended October 31, 2013 (Unaudited)	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$233,251	$260,916	$251,907	$332,724	$395,074	$302,930
Ratios to Average Net Assets:
Management fees	1.00%(3)	1.00%	0.99%	0.97%	0.83%	0.83%
Administrative fees	0.26%(3)	0.27%	0.27%	0.22%	0.20%	0.27%

Expenses before dividends on securities sold short and interest expense	1.26%(3)	1.27%	1.26%	1.19%	1.03%	1.10%
Interest expense	0.29%(3)	0.46%	0.43%	0.51%	0.31%	0.24%
Expenses from dividends on securities sold short	0.14%(3)	0.26%	0.43%	0.34%	0.29%	0.55%

Ratio of total expenses(4)	1.69%(3)(5)	1.99%(5)	2.12%(5)	2.04%(5)	1.63%(5)	1.89%

Ratio of net investment loss	(0.65%)(3)(5)	(0.87%)(5)	(1.27%)(5)	(1.36%)(5)	(0.82%)(5)	(0.11%)
Portfolio turnover rate	375%(2)	352%	517%	493%	662%	879%

(1)	Amount is less than $0.01.
(2)	Not Annualized.
(3)	Annualized.
(4)	The ratio of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of other investment companies.
(5)

The ratio of total expenses to average net assets and ratio of net investment loss include fees waived by Fund’s Administrator in the amount of less than 0.01%, 0.01%, 0.01%, 0.01% and less than 0.005%, respectively, for the period/years ended October 31, 2013, April 30, 2013, 2012, 2011 and 2010, respectively.

See accompanying notes to financial statements.

Semi-Annual Report | October 31, 2013	27

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2013 (Unaudited)

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. C&O Funds Advisor, Inc. (the “Adviser”) uses a catalyst-driven, multi-dimensional, disciplined investment process focusing on active asset allocation, security selection and surveillance to achieve the Fund’s investment objective. The Adviser’s philosophy in managing the Fund is to focus on risk as well as return.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a value instead. Debt securities, other than short-term investments, are valued at the price provided by an independent pricing service. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2013 (Unaudited)

the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at measurement date.

Level 2	–

Quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset of liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$105,040,879	$–	$–	$105,040,879
Exchange-Traded Funds	2,444,464	–	–	2,444,464
Purchased Options	3,191,640	–	–	3,191,640
Short Term Investments	115,334,683	–	–	115,334,683

TOTAL	$226,011,666	$–	$–	$226,011,666

Other Financial Instruments*
Liabilities
Securities Sold Short
Common Stocks	$(25,534,671)	$–	$–	$(25,534,671)
Exchange-Traded Funds	(2,356,217)	–	–	(2,356,217)

TOTAL	$(27,890,888)	$–	$–	$(27,890,888)

During the six months ended October 31, 2013, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of all levels as of the end of the reporting period. All securities of the Fund were valued using either Level 1 or Level 2 inputs during the six months ended October 31, 2013. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

*	For detailed industry descriptions, see the accompanying Schedule of Investments.

Semi-Annual Report | October 31, 2013	29

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2013 (Unaudited)

Use of Derivatives

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities. The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract holder. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Purchasing Put and Call Options: The Fund may invest in options on securities and indices, and use such securities either to hedge risk or enhance the long positions in the Fund’s portfolio.

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if security prices fall. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options: The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2013 (Unaudited)

the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates some of the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund did not transact in any written options during the six months ended October 31, 2013.

The following discloses the amounts related to the Fund’s use of derivative instruments and hedging activities.

The effect of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2013:

Asset Derivatives

Derivatives not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Market Value
Purchased Options	Investments, at value	$ 3,191,640

TOTAL		$ 3,191,640

Semi-Annual Report | October 31, 2013	31

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2013 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended October 31, 2013:

Derivatives not Accounted for as Hedging Instruments	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
	Net realized loss on investments	$ (2,151,540)

Purchased Options	Change in unrealized depreciation on investments		$ (1,255,817)

TOTAL		$ (2,151,540)	$ (1,255,817)

Significant Ownership Concentration

At October 31, 2013, the Fund invested 49.45% total net assets in the JPMorgan 100% U.S. Treasury Securities Money Market Fund Capital Class (CJTXX). The Fund uses the money market instrument as a vehicle for holding collateral related to securities sold short. As stated in the Fund’s prospectus, the Fund will typically invest between 0% and 50% of net assets in money market securities and fixed income securities. This portion of the Fund’s portfolio includes cash equivalents (i.e., money market funds or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although generally cash equivalents are emphasized more than bonds. The corporate bonds purchased may have any maturity and be of any rating or quality, as long as Fund management believes it is consistent with the Fund’s investment objective.

The JPMorgan 100% U.S. Treasury Securities Money Market Fund’s objective is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. The JPMorgan 100% U.S. Treasury Securities Money Market Fund invests its assets exclusively in obligations of the U.S. Treasury including treasury bills, bonds and notes.

Fund management considers investments in securities sold short to be part of managed assets, thereby reducing the Fund’s available cash balance. If the absolute value of securities sold short was added to the Fund’s total long positions as of October 31, 2013, total investments would equal 59.41%, as a percentage of net assets. This would result in cash equivalents representing 40.59% of net assets, vs. the 49.45% that is disclosed on the Schedule of Investments. This better illustrates the Fund’s net cash exposure as of October 31, 2013.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2013 (Unaudited)

The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the six months ended October 31, 2013, the Fund recorded $40,084 in redemption fee proceeds.

Securities Transactions and Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of and during the six months ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. COMMITMENTS AND OTHER AGREEMENTS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Semi-Annual Report | October 31, 2013	33

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2013 (Unaudited)

Advisory Fee	Average Daily Net Assets
1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets (the “Expense Cap”). No reimbursement was required for the six months ended October 31, 2013.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc.

ALPS Distributors, Inc. (“ADI”) serves as distributor to the Fund. The Fund does not pay ADI for these services.

ALPS Fund Services, Inc. (“ALPS”) provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees paid to ALPS for fund accounting and fund administration services are set at incremental annual rates as follows, and subject to a $160,000 annual minimum:

Administration Fee	Average Daily Net Assets
0.06%	Between $0 - $500 million
0.03%	Between $500 million - $1 billion
0.02%	In excess of $1 billion

The Fund pays ALPS an annual fee of $30,000, made in monthly installments, for services provided pursuant to the Chief Compliance Officer Services Agreement, which became effective October 1, 2012. Prior to October 1, 2012, the Chief Compliance Officer for the Fund was employed by Advisor. The Fund also pays an annual fee of $30,000 to ALPS, in addition to per account charges and other out of pocket expenses, related to transfer agency services.

In addition to the fee structure set forth above, an annual amount of $30,000 is waived against the administration fee, pursuant to a Distribution Fee Letter Agreement between the Adviser and ADI.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of securities, excluding securities sold short and short-term investments during the six months ended October 31, 2013 were as follows:

Fund	Purchases	Sales
Caldwell & Orkin Market Opportunity Fund	$482,042,119	$540,689,832

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2013 (Unaudited)

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At October 31, 2013, the Fund had approximately 12% of its total net assets in short positions.

For the six months ended October 31, 2013, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $116,071,794 and $99,049,250, respectively.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	For the Six Months Ended October 31, 2013	For the Year Ended April 30, 2013

Shares sold	889,018	2,223,683
Shares reacquired	(1,568,006)	(3,115,853)

Net decrease in shares outstanding	(678,988)	(892,170)

Semi-Annual Report | October 31, 2013	35

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2013 (Unaudited)

5. TAX BASIS INFORMATION

The Fund did not make any distributions during the years ended April 30, 2012 and 2013.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Total Cost of Investments	$239,067,157

Gross Tax Unrealized Appreciation	$28,793,679
Gross Tax Unrealized Depreciation	(2,750,861)
Net Appreciation of Securities Sold Short	4,321,556

Net Tax Unrealized Appreciation	30,364,374
Other Cumulative Effect of Timing Differences	(312,429)
Accumulated Capital Losses	(6,894,271)

Total Accumulated Earnings	$23,157,674

At April 30, 2013, the Fund had capital loss carryovers in the amounts of $6,894,271, expiring April 30, 2019.

Capital loss carryovers used during the period ended April 30, 2013 were $18,823,383.

The Fund elects to defer to the period ending April 30, 2014, late year ordinary losses in the amount of $312,429.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2013, the Fund increased accumulated net realized loss on investments by $218,473, decreased undistributed net investment loss by $2,871,656 and decreased paid-in capital by $2,653,183 due to certain permanent book and tax differences. Included in the amounts reclassified was a net operating loss of $2,650,127.

Net investment income/(loss), net realized gains/(losses) and unrealized appreciation/(depreciation) differ for financial statement and tax purposes due to differing treatments of, nondeductible dividend expense, commodity adjustments (SPDR Gold Trust), investments in partnerships and certain other investments.

6. RELATED PARTY TRANSACTIONS

As of October 31, 2013, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.44% and 3.49%, respectively. Caldwell & Orkin, Inc. is 100% wholly owned by Michael B. Orkin.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2013 (Unaudited)

7. DIRECTOR COMPENSATION

The Fund pays each Director who is not affiliated with the Adviser an annual fee of $9,000 per year plus $2,500 for each in-person meeting attended and $1,500 for each other meeting attended. The Fund pays the Independent Chairman an annual fee of $13,000 per year, plus $4,250 for each in-person meeting attended and $2,250 for each other meeting attended. The Fund pays the Director serving as Chairman of the Audit Committee an additional annual fee of $2,500. In addition, the Independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting. The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting. The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings. Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund. Accordingly, each Director who is not affiliated with the Adviser receives shares of the Fund with a value equal to the cash compensation they would have otherwise received.

At its December 5, 2013 Board Meeting, the Board of Directors approved the following Director compensation to be effective immediately.

The Fund pays each Director, other than the Independent Chairman, who is not affiliated with the Adviser an annual fee of $15,000 per year, plus $3,500 for each in-person meeting attended and $1,500 for each other meeting attended. The Fund pays the Independent Chairman an annual fee of $19,000 per year, plus $5,250 for each in-person meeting attended and $3,250 for each other meeting attended. The Fund pays the Director serving as Chairman of the Audit Committee an additional annual fee of $2,500. In addition, the Independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting.

Semi-Annual Report | October 31, 2013	37

Caldwell & Orkin Market Opportunity Fund	Additional Information
October 31, 2013 (Unaudited)

DIRECTOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The Board of Directors of The Caldwell & Orkin Funds, Inc. (the “Board”) is responsible for overseeing management of the Caldwell & Orkin Market Opportunity Fund (the “Fund”). As required by law, on an annual basis the Board determines whether to continue the Fund’s management agreement (the “Management Agreement”) with C&O Funds Advisor, Inc., the manager of the Fund (the “Manager”).

The Board considered the renewal of the current Management Agreement at an in-person meeting at the office of the Manager, Norcross, Georgia on June 19, 2013. Prior to the meeting, the Independent Directors and their independent legal counsel met in executive session and were fully briefed on required considerations contained in Section 15(c) of the Investment Company Act, as amended, and judicial interpretations thereof. The Independent Chairman noted that (i) a copy of the Management Agreement; (ii) the Manager’s Form ADV; (iii) the consolidated financial statements of the Manager’s parent company; (iv) a memorandum from Paul, Hastings LLP (legal counsel to the Manager and the Fund) relevant to the continuance of the Management Agreement (including the issues and legal standards the Board should consider in evaluating whether to renew the Management Agreement); (v) a memorandum from C&O Funds Advisor, Inc. to the Board relevant to the Management Agreement; and (vi) other relevant materials (including data regarding the Fund’s performance record and the performance records of other funds in the long/short category and information about the Fund’s expense ratio and management fees, and the expense ratios and management fees of other funds in the long/short category) had been reviewed and considered by the Independent Directors with advice of the Independent Directors’ counsel.

The Independent Directors and their independent legal counsel met without members of Fund management present to review the materials presented, and to discuss the investment management and administrative services provided by the Manager to the Fund, the income, expenses and profitability of the Manager related to the Fund and related information about the Fund. The Independent Directors and their independent legal counsel also met with management of the Manager in their consideration of renewal of the current Management Agreement. Throughout the deliberation process, the Independent Directors were advised by their independent counsel.

The Independent Directors considered many factors, none of which was considered a sole determining factor, and proceeded to specifically summarize the following:

(i)

The nature, extent, and quality of the services provided by the Manager. In this regard, the Board reviewed the services being provided by the Manager to the Fund including, without limitation, its investment advisory and administrative services since the Fund’s inception, its coordination of services and distribution efforts for the Fund over the years, and its provision of officers to the Fund (other than the Fund’s chief compliance officer) without additional compensation. After reviewing the foregoing information, the Board concluded that the quality, extent and nature of the services provided by the Manager were satisfactory and adequate for the Fund.

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Caldwell & Orkin Market Opportunity Fund	Additional Information
October 31, 2013 (Unaudited)

(ii)

The investment performance of the Fund and Manager. In this regard, the Board compared the performance of the Fund with the performance of a benchmark index and comparable funds managed by other advisers. In particular, the Board noted the Fund’s absolute and relative performance during the calendar and fiscal year ended December 31, 2012 and April 30, 2013. The Board also considered the consistency of the Manager’s management of the Fund with the Fund’s investment objective and policies, and long-term performance of the Fund. The Board highlighted in its discussion that the Fund continued to achieve its results while maintaining a lower statistical risk profile than the market and with price movements that correlated little with those of the S&P 500 Total Return index. Following further discussion, the Board concluded that the investment performance of the Fund and Manager was satisfactory and was consistent with the Fund’s objectives and policies.

(iii)

The costs of the services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. In this regard, the Board considered the Manager’s staffing, personnel and methods of operating; the financial condition of the Manager and the level of commitment to the Fund and the Manager by the principals of the Manager; the asset levels of the Fund; and the overall expenses of the Fund. The Board also considered potential benefits for the Manager in managing the Fund, including promotion of the Manager’s name, the ability for the Manager to place small accounts into the Fund, and the potential for the Manager to generate “soft dollars” (commission dollars used to purchase research and brokerage services) from Fund trades that may benefit the Manager’s clients other than the Fund. The Board then compared the fees and expenses of the Fund (including the management fee) to other funds similar to the Fund in terms of the type of fund, the style of investment management (including, in particular, the use of short selling as part of the Fund’s principal investment strategy) and the nature of the investment strategy and markets invested in by the Fund, among other factors. The Board reviewed data on the Fund’s management fees and the Fund’s operating expense ratio was still low compared to other funds with comparable objectives and strategies. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Manager by the Fund were fair and reasonable.

(iv)

The extent to which economies of scale would be realized as the Fund grows, and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Manager, the Fund’s fee arrangements with other service providers, and the expense cap included in the Management Agreement. The Board considered the Fund’s fee level break points, and noted that the Fund’s shareholders benefit from economies of scale as the Manager’s management fees are reduced as asset levels increase. Following further discussion of the Fund’s current asset levels and fee breakpoints, the Board determined that the Fund’s fee arrangements with the Manager reflect economies of scale for the benefit of Fund shareholders.

Based upon its evaluation of the information, materials and factors described above, as well as others (including the Board’s extensive knowledge of the Fund’s operations and the Manager’s involvement with the Fund), the Directors concluded (i) that the terms (including, without limitation, the fees) of the Management Agreement were reasonable and fair in light of the nature and quality of services performed by the Manager; (ii) that they were satisfied with the Manager’s services, personnel and investment strategy; and (iii) that it was in the best interest of the Fund and its shareholders to renew the Management Agreement.

Semi-Annual Report | October 31, 2013	39

Caldwell & Orkin Market Opportunity Fund	Additional Information
October 31, 2013 (Unaudited)

Information about the Board of Directors and officers* of the Fund as of October 31, 2013 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541.

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Frederick T. Blumer (53) Chairman	Since 1990	Mr. Blumer is the CEO of Vehcon, Inc. and was formerly CEO of X-spand International, Inc. and was formerly Vice President of HUGHES Telematics, Inc.	One	None
David L. Eager (71) Director	Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	None
James L. Underwood (63) Director and Audit Committee Chairman	Since 2006	Mr. Underwood is a Principal and shareholder of Windham Brannon, a Member of the Board of Managers of Windham Brannon Financial Group LLC, and was formerly President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors LLC.	One	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

40	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Additional Information
October 31, 2013 (Unaudited)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Michael B. Orkin (53)[2] Director, President, Portfolio Manager	Since 1990

Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.

			One	None
OFFICERS WHO ARE NOT DIRECTORS
David R. Bockel, Jr. (36)[3] Treasurer & Ass’t Secretary Secretary & Ass’t Treasurer	Since 2010 2006-2010	Mr. Bockel is a Portfolio Manager for Caldwell & Orkin, Inc., and is a Registered Representative of ALPS Distributors, Inc.	N/A	N/A
Lucas Foss (35)[3] Chief Compliance Officer	Since 2012[4]

Mr. Foss is Deputy Chief Compliance Officer of ALPS Fund Services. Mr. Foss served as a Compliance Manager for ALPS from January 2010 until August 2012 and a Senior Compliance Analyst from June 2006 until December 2009. Prior to joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Mr. Foss is a Certified Securities Compliance Professional (CSCP) and a Registered Representative of ALPS Distributors, Inc. Mr. Foss also serves as Chief Compliance Officer of the Wakefield Alternative Series Trust, the ALPS Series Trust, Boulder Growth & Income Fund, Boulder Total Return Fund, First Opportunity Fund, Inc., and The Denali Fund Inc.

			N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.
[2]	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.
[3]	Registered Representative of ALPS Distributors, Inc.
[4]

Effective October 1, 2012, William C. Horne resigned as Chief Compliance Officer of the Fund. Lucas Foss was appointed as Chief Compliance Officer of the Fund to fill the vacancy of Mr. Horne’s resignation, effective as of October 1, 2012.

Semi-Annual Report | October 31, 2013	41

Caldwell & Orkin Market Opportunity Fund	Additional Information
October 31, 2013 (Unaudited)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS WHO ARE NOT DIRECTORS (Continued)
Rhonda A. Mills (47)[2] Secretary	Since 2011

Ms. Mills is Vice President and Associate Counsel of ALPS Fund Services, Inc. Prior to joining ALPS in 2011, Ms. Mills served in house with Old Mutual Capital, Inc. in Denver, CO as Counsel, from 2006 through 2009, and as a consultant, through Mills Law, LLC, from 2010 – 2011. Ms. Mills is a Registered Representative of ALPS Distributors, Inc.

			N/A	N/A
Erich Rettinger (28)[3] Assistant Treasurer	Since 2013	Mr. Rettinger serves as a Fund Controller for ALPS Fund Services, Inc. He joined ALPS in 2007 in the Fund Accounting department.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.
[2]	Registered Representative of ALPS Distributors, Inc.
[3]	Effective December 5, 2013 Erich Rettinger was appointed as Assistant Treasurer of the Fund.

42	1-800-467-7903 | www.CaldwellOrkinFunds.com

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

Semi-Annual Report to Shareholders

BOARD OF DIRECTORS	TRANSFER, REDEMPTION	LEGAL COUNSEL
Frederick T. Blumer,	& DIVIDEND	Paul Hastings LLP
Independent Chairman	DISBURSING AGENT	600 Peachtree Street, N.E.
Michael B. Orkin, President	ALPS Fund Services, Inc.	Suite 2400
David L. Eager	P.O. Box 46256	Atlanta, GA 30308
James L. Underwood	Denver, CO 80201
INDEPENDENT
INVESTMENT ADVISER	CUSTODIAN	DIRECTORS’ COUNSEL
C&O Funds Advisor, Inc.	JPMorgan Chase Bank, N.A.	Arnall Golden Gregory LLP
5185 Peachtree Parkway	1111 Polaris Parkway, Suite 3J	171 17th Street, NW,
Suite 370	Columbus, OH 43240	Suite 2100
Norcross, GA 30092-6541		Atlanta, GA 30363

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after October 31, 2013. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule - The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800 SEC-0330.

Fund Information - For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.CaldwellOrkinFunds.com.

Fund Listings - The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.

Caldwell & Orkin Market Opportunity Fund

5185 Peachtree Parkway, Suite 370

Norcross, GA 30092-6541

E-mail: Info@CaldwellOrkin.com

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Caldwell & Orkin Funds, Inc.

By:	/s/ Michael B. Orkin
Michael B. Orkin
President (Principal Executive Officer)

Date:	January 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Caldwell & Orkin Funds, Inc.

By:	/s/ Michael B. Orkin
Michael B. Orkin
President (Principal Executive Officer)

Date:	January 3, 2014

By:	/s/ David R. Bockel, Jr.
David R. Bockel, Jr.
Treasurer (Principal Financial Officer)

Date:	January 3, 2014